[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MFS(R) GLOBAL
                              EQUITY FUND

                              ANNUAL REPORT o OCTOBER 31, 2000



                    ---------------------------------------
                      MUTUAL FUND GIFT KITS (see page 35)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
If you've been reading our fund reports for any length of time, you've probably sensed the pride we have in our research process. More than anything else, we think MFS Original Research(R) -- and the performance results it has yielded for shareholders -- makes us unique among investment management companies. We think that uniqueness stems from three factors: philosophy, process, and people.

PHILOSOPHY
In over 75 years of managing mutual funds, we've developed a number of beliefs about the best ways to invest over a variety of market conditions. First, we believe in bottom-up research, which means we use a company-by-company, one-security-at-a-time approach to building a portfolio. What we look for is the truth about the fundamentals of a company's business -- things such as the ability of management to execute its business plan, the ability of that plan to be scaled up as the company grows, actual demand for the company's products and services, cash flow, profits, and earnings.

Second, we believe that, over the long term, stock prices follow earnings. In our view, stock prices are basically a multiple of projected earnings, with the multiple increasing as the market perceives that a company has something customers want and will continue to want. One of the major elements of Original Research(SM) is doing our best to project a company's future earnings and determine how much the market will pay for those earnings.

Third, we believe there are at least three ways to potentially achieve competitive long-term performance: be early, uncover second chances, and avoid mistakes. All of these are based on bottom-up research. In both domestic and international markets, early discovery has historically been a hallmark of our investment style. Some of the stocks with which MFS has been most successful are those in which we've taken large positions before the market discovered or believed in them. Similarly, some of our best fixed-income investments have been early positions in companies or governments that our research revealed were potential candidates for credit upgrades.
(A credit upgrade causes the value of a bond to rise because it indicates the market has increased confidence that principal and interest on the bond will be repaid.)

"Second-chance" opportunities are companies whose stock prices have stumbled but that we believe still have the potential to be market leaders. For example, a quarterly earnings shortfall of a few cents may cause the market to temporarily lose confidence in a company. If we believe the business remains fundamentally strong, we may use the price decline as a buying opportunity.

Avoiding mistakes is another way we feel Original Research may help performance. In fixed-income investing this means, among other things, trying to be better than our peers at avoiding bond issuers that may default. In equity investing, avoiding mistakes means we strive to know a company and its industry well enough to distinguish truth from hype.

PROCESS
We acquire our information firsthand, by researching thousands of companies to determine which firms may make good investments. Our analysis of an individual company may include

  o face-to-face contact with senior management as well as frontline workers

  o analysis of the company's financial statements and balance sheets

  o contact with the company's current and potential customers

  o contact with the company's competitors

  o our own forecasts of the company's future market share, cash flow, and earnings

Our analysts and portfolio managers disseminate this information in the form of daily notes e-mailed worldwide to all members of our investment team. This ensures that our best ideas are shared throughout the company, without barriers between equity and fixed-income, international and domestic, or value and growth investment areas. We believe this allows each of our portfolio managers -- and thus each of our investors -- to potentially benefit from any relevant item of Original Research.

John Ballen, our President and Chief Investment Officer, has often said that the thought he hopes managers will have when they read the daily notes is, "I could never perform as well at any other investment company, because nowhere else could the quality of the research be this good."

PEOPLE
Our team of research analysts and portfolio managers traces its roots back to 1932, when we created one of the first in-house research departments in the industry. Today, we believe we have an investment team distinguished for its unique blend of talent, continuity, and cohesiveness.

MFS' team culture and commitment to quality research have proven to be of tremendous value in attracting some of the best and brightest talent from leading business schools and from other investment management companies. Our company culture was a key factor in our recognition by Fortune magazine in its January 10, 2000, issue as one of the "100 Best Companies to Work For" in America. As befits a great team, our people have tended to stick around -- the average MFS tenure of our portfolio managers is 11 years, with over 16 years in the investment industry. Contributing to this continuity is our policy that all equity portfolio managers are promoted from within, after distinguishing themselves first as research analysts. And because many of us who are now managing funds or managing the company itself have been working together for well over a decade, we have a cohesiveness, a shared philosophy of investing, and a unity of purpose that we believe bodes well for the future of the company.

We also have scale. Our research analyst team is over 55 members strong and growing. Each analyst is our in-house expert on a specific industry or group of industries in a specific region of the globe. In pursuing their research, our analysts and portfolio managers each year will visit more than 2,000 companies throughout the world, meet with representatives from more than 3,000 companies at one of our four worldwide offices, attend roughly 5,000 company presentations sponsored by major Wall Street firms, and consult with over 1,000 analysts from hundreds of U.S. and foreign brokerage houses.

All of this culminates in our analysts making buy and sell recommendations on a wide range of potential investments for all of our portfolios. In the end, the goal of Original Research is to try to give our portfolio managers an advantage over their peers -- to enable our managers to deliver competitive performance by finding opportunities before they are generally recognized by the market, and by avoiding mistakes whenever possible. Original Research does, we believe, make a difference.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    November 16, 2000

A prospectus containing more complete information on any MFS product, including charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David R. Mannheim]
     David R. Mannheim

For the 12 months ended October 31, 2000, Class A shares of the fund provided a total return of 10.39%, Class B shares 9.60%, Class C shares 9.62%, Class I shares 10.73% and Class J shares 9.55%. These returns, which assume the reinvestment of any distributions but exclude the effects of any sales charges, compare to a 1.39% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index. The MSCI World Index is a broad, unmanaged index of global equities. During the same period, the average global fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 10.26%.

Q. WHAT DROVE PERFORMANCE OVER THE PAST 12 MONTHS?

A. In the fourth quarter of 1999 and into the first quarter of this year, we witnessed a powerful market rally in Asia, Europe, and the United States driven largely by technology and telecommunications stocks. But beginning in March, a dramatic correction in those sectors dragged down the overall market. The strongest sectors since last spring have been areas outside of technology characterized by slower growth but steadier earnings, such as financial services and health care. The fund's strategy of diversification across market sectors served us well in this environment, as performance early in the period was driven by our technology and telecommunications holdings, while performance since the spring correction has been aided by our holdings in insurance, health care, and energy companies.

   What happened in the insurance, health care, and energy areas prior to March was that valuations, or stock prices in relation to projected earnings, had gone down -- not necessarily because these companies were having fundamental problems, but because investors became enamored of technology firms that were seen as having more exciting growth prospects. Our research identified this as an opportunity to build positions in several of these less glamorous companies at attractive prices.

   In the insurance area, we believed that property and casualty insurers were poised for a cyclical upturn due to price increases after a couple of very difficult years and that life insurers were going to benefit from premium increases and strong sales of annuity products. When the market rotated away from technology, our holdings in companies such as Hartford Financial Services and QBE Insurance appreciated sharply. We also profited from our position in ReliaStar, an American life insurance company that was bought out by ING Groep, a Dutch financial services firm.

   In the health care area, we noticed about a year ago that companies that had solid fundamental growth and that historically had traded at valuations 20% to 30% higher than the market average were trading at discounts to the market. Our research indicated that some of these companies could continue to grow earnings steadily, not at the torrid pace expected of technology companies, but perhaps more reliably. We used the opportunity to build positions in companies such as Sanofi-Synthelabo, a global pharmaceutical firm headquartered in Paris. CIGNA, a U.S. health maintenance organization
   (HMO) that we believe is better managed than many other HMOs, was another health care holding that delivered solid performance as investors fled the technology sector in search of safer havens.

   In 1999, when energy stocks were out of favor due to low oil and gas prices, MFS analysts identified several exploration and production companies as undervalued opportunities. We were already building our positions in these firms when oil and gas prices started to rally about a year ago. Holdings such as Anderson Exploration in Canada and EOG Resources in Texas have been huge performers from March through the end of the period. Recently, however, we have reduced our exposure to some parts of the energy sector as stocks in those areas have reached what we consider to be full valuations.

   The decline over the period of the euro, in relation to the dollar had a negative impact on fund performance. Since our results must always be converted back into dollars, any profits we make on European equities are decreased if the euro declines versus the dollar. The good news, however, is that a falling euro may be a positive factor for overseas firms competing against dollar-based companies. In the United States, for example, a weak euro makes European goods cheaper and more competitive, which may ultimately benefit stock prices of European companies.

Q. WHAT DO YOU BELIEVE WILL BE STRONG AREAS FOR THE FUND GOING FORWARD?

A. We see health care as continuing to have solid long-term growth prospects, with projected earnings growth in the mid-teens for our holdings in the sector. Although valuations for these companies have risen as the market has recognized their potential, we're still comfortable with our positions. If these stocks were to rise to levels we considered overvalued, however, we would decrease our holdings.

   Insurance is another area that we think continues to offer growth potential, for the reasons stated earlier. When we received cash for our ReliaStar shares in the buyout by ING Groep, we reinvested the money into other insurance companies, including St. Paul Companies and MetLife.

   In financial services, although banks in general have not been good performers, we believe one attractive area are banking firms involved in the ongoing Asian economic recovery. We've increased our positions in HSBC Holdings, a global banking franchise that does a large part of its business in Hong Kong and other parts of Asia; Standard Chartered, a U.K.-headquartered emerging market bank with most of its business in Asia; and Overseas Chinese Bank and Overseas Union Bank, both headquartered in Singapore.

   Finally, we should note that despite the correction in technology, we're still bullish on several areas of the sector. In fact, the correction offered us bargain prices on what we feel are still fundamentally strong companies with great long-term prospects. We added to our positions in companies we view as industry leaders, such as optical infrastructure supplier Corning and French telecommunications equipment supplier Alcatel. And although performance of telecommunications stocks was poor in the second half of the period, we're still quite confident in the long-term growth prospects of cellular operators Vodafone and NTT DoCoMo, our two largest holdings as of October 31, 2000.

Q. HOW DO YOU USE MFS ORIGINAL RESEARCH(R) TO UNCOVER NEW OPPORTUNITIES?

A. ProSieben, a German television broadcaster, offers a good example. The German television market had been lagging that of other European countries in terms of advertising growth, a major driver of TV station profits. For that reason, the stock of ProSieben was depressed. But our European media analysts believed that two things were about to happen. First, we expected consolidation in German broadcasting that would give ProSieben more power to raise advertising rates. Second, we felt advertising growth in Germany was about to accelerate as it had in much of the rest of Europe. Our outlook led us to accumulate a large position in ProSieben when it had one of the lowest valuations of any European broadcaster. Subsequently, consolidation began to happen and the stock price rose significantly in 2000. We believe ProSieben has room for further appreciation if our expectations about advertising growth in the German market prove correct.

Q. IS THIS A GOOD TIME TO BE INVESTED GLOBALLY?

A. Yes, we believe it is, for several reasons. First, although indications have been that earnings growth in the U.S. may be slowing from the torrid pace of the past several years, we still expect that growth will continue at a very good rate by historical standards. Second, the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, increased productivity -- appear to be spreading around the world. Third, we have found significant valuation opportunities in Europe and Asia, where stocks of strong companies have sold for lower valuations than what we felt were equally good companies in the United States. And finally, we have seen increasing growth in other regions that may serve to counterbalance slowing growth in the United States. Our projections of European growth have increased over those of last year; Japan has moved from negative to positive growth; and in the rest of Asia, recovery from the financial crisis of 1998 appears to us to be accelerating.

/s/ David R. Mannheim
    David R. Mannheim
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS SENIOR VICE PRESIDENT OF MFS INVESTMENT
   MANAGEMENT(R) AND DIRECTOR OF INTERNATIONAL EQUITY PORTFOLIO MANAGEMENT. HE IS PORTFOLIO MANAGER OF THE GLOBAL EQUITY AND INTERNATIONAL GROWTH PORTFOLIOS OF OUR MUTUAL FUNDS, VARIABLE ANNUITIES, INSTITUTIONAL ACCOUNTS, AND OFFSHORE FUNDS.

   DAVID JOINED MFS IN 1988 AND WAS NAMED VICE PRESIDENT AND PORTFOLIO MANAGER IN 1992, SENIOR VICE PRESIDENT IN 1997, AND DIRECTOR OF INTERNATIONAL PORTFOLIO MANAGEMENT IN 1999. HE IS A GRADUATE OF AMHERST COLLEGE AND THE MIT SLOAN SCHOOL OF MANAGEMENT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS INVESTMENT MANAGEMENT(R) AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

--------------------------------------------------------------------------------



This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:                           SEEKS CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:               DECEMBER 29, 1986

  CLASS INCEPTION:                     CLASS A  SEPTEMBER 7, 1993
                                       CLASS B  DECEMBER 29, 1986
                                       CLASS C  JANUARY 3, 1994
                                       CLASS I  JANUARY 2, 1997
                                       CLASS J  JULY 7, 1999

  SIZE:                                $831.9 MILLION NET ASSETS AS OF
                                       OCTOBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including the reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-year period ended October 31, 2000)

            MFS Global         MSCI
            Equity Fund        World
             - Class B         Index
-------------------------------------
10/90        $10,000         $10,000
10/92         10,399          11,117
10/94         14,126          15,361
10/96         17,834          19,748
10/98         22,796          26,768
10/00         28,706          33,988


PERFORMANCE SUMMARY -- continued

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2000

CLASS A
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +10.39%      +37.39%      +93.72%      +205.20%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +10.39%      +11.17%      +14.14%      + 11.80%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 4.04%      + 9.00%      +12.80%      + 11.14%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 9.60%      +34.43%      +86.32%      +187.06%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 9.60%      +10.37%      +13.25%      + 11.12%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 5.60%      + 9.54%      +13.01%      + 11.12%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 9.62%      +34.29%      +86.44%      +187.76%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 9.62%      +10.33%      +13.27%      + 11.15%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 8.62%      +10.33%      +13.27%      + 11.15%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          +10.73%      +38.46%      +93.76%      +198.52%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      +10.73%      +11.46%      +14.14%      + 11.56%
-------------------------------------------------------------------------------------------------------

CLASS J
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge          + 9.55%      +34.80%      +86.84%      +187.86%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge      + 9.55%      +10.47%      +13.32%      + 11.15%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge      + 6.27%      + 9.35%      +12.63%      + 10.81%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                         1 Year      3 Years      5 Years      10 Years
-------------------------------------------------------------------------------------------------------
Average global fund*                                    +10.27%      +13.50%      +14.81%      + 12.49%
-------------------------------------------------------------------------------------------------------
MSCI World Index+                                       + 1.39%      +13.68%      +14.99%      + 13.01%
-------------------------------------------------------------------------------------------------------
(+) Average Annual Rates of Return.
  * Source: Lipper Inc.
  + Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3.00% sales charge. Class J shares are only available to certain
Japanese investors.

Class A, C, I, and J share performance includes the performance of the fund's Class B shares for periods prior to their inception (blended performance). Class A and J blended performance has been adjusted to take into account the initial sales charge applicable to Class A and J shares rather than the CDSC applicable to Class B shares. Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. Class I blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses for Class A, I, and J shares are lower than those of Class B shares, the blended Class A, I, and J share performance is lower than it would have been had Class A, I, and J shares been offered for the entire period. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns, but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2000

FIVE LARGEST STOCK SECTORS

UTILITIES & COMMUNICATIONS              15.7%
FINANCIAL SERVICES                      15.1%
TECHNOLOGY                              13.5%
HEALTH CARE                             12.8%
LEISURE                                  9.8%

TOP 10 STOCK HOLDINGS

VODAFONE AIRTOUCH PLC  2.8%
U.K. telecommunications company                    CHUGAI PHARMACEUTICAL CO. LTD  1.8%
                                                   Japanese pharmaceutical manufacturer
NTT DOCOMO, INC.  2.4%
Japanese telecommunications company                NOVARTIS AG  1.8%
                                                   Swiss pharmaceutical firm
AKZO NOBEL N.V.  2.2%
Diversified Dutch pharmaceutical and chemical      BOEING CO.  1.7%
company                                            U.S. aerospace firm

PROSIEBEN SAT.1, MEDIA AG  2.2%                    FAST RETAILING CO.  1.7%
German broadcasting and multimedia company         Japanese clothing retailer

CANON, INC.  1.8%                                  METLIFE, INC.  1.7%
Japanese office equipment and imaging company      U.S. insurance and financial services firm

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- October 31, 2000

Stocks - 94.5%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 57.0%
  Australia - 1.5%
    QBE Insurance Group Ltd. (Insurance)*                             2,717,995           $ 12,532,922
------------------------------------------------------------------------------------------------------
  Bermuda - 0.2%
    FLAG Telecom Holdings Ltd. (Telecommunications)*                    158,630           $  1,844,074
------------------------------------------------------------------------------------------------------
  Brazil - 0.6%
    Empresa Brasileira de Aeronautica S.A., ADR
      (Aerospace and Defense)                                           161,190           $  4,664,436
------------------------------------------------------------------------------------------------------
  Canada - 2.9%
    Anderson Exploration Ltd. (Oils)*                                   150,600           $  2,761,493
    AT&T Canada, Inc. (Telecommunications)*                             100,970              3,123,759
    BCE, Inc. (Telecommunications)                                      312,399              8,387,923
    Canadian National Railway Co. (Railroads)                           223,104              7,027,776
    Nortel Networks Corp. (Telecommunications)                           64,462              2,917,043
                                                                                          ------------
                                                                                          $ 24,217,994
------------------------------------------------------------------------------------------------------
  Finland - 1.0%
    Elisa Communications Oyj (Telecommunications)                       290,133           $  8,050,018
------------------------------------------------------------------------------------------------------
  France - 7.8%
    Alcatel Co. (Telecommunications)*                                   137,660           $  8,398,247
    Aventis S.A. (Pharmaceuticals)                                       76,350              5,506,555
    Banque Nationale de Paris (Banks and Credit Cos.)                    85,740              7,391,442
    Bouygues (Construction)*                                            159,550              8,122,693
    Sanofi-Synthelabo S.A. (Medical and Health Products)                242,560             12,760,358
    Technip S.A. (Construction)                                          58,940              7,541,599
    Total Fina Elf S.A., "B" (Oils)                                      62,480              8,938,211
    Vivendi S.A. (Business Services)                                     89,350              6,421,403
                                                                                          ------------
                                                                                          $ 65,080,508
------------------------------------------------------------------------------------------------------
  Germany - 2.1%
    ProSieben Sat.1 Media AG, Preferred (Media)*                        557,420           $ 17,547,225
------------------------------------------------------------------------------------------------------
  Greece - 0.3%
    Antenna TV S.A., ADR (Broadcasting)*                                108,000           $  2,133,000
------------------------------------------------------------------------------------------------------
  Israel - 0.1%
    Partner Communications Co. Ltd., ADR
      (Cellular Telephones)*                                            178,200           $  1,069,200
------------------------------------------------------------------------------------------------------
  Japan - 13.6%
    Canon, Inc. (Special Products and Services)                         352,000           $ 13,970,303
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    844,000             14,327,113
    Fast Retailing Co. (Retail)                                          55,200             13,584,968
    Fuji Heavy Industries Ltd. (Automotive)                             655,000              4,562,786
    Fujitsu Ltd. (Computer Hardware - Systems)                          170,000              3,029,148
    Hitachi Ltd. (Electronics)                                          528,000              5,662,328
    Mikuni Coca-Cola Bottling Co. Ltd. (Food and
      Beverage Products)                                                148,000              1,626,508
    Murata Manufacturing Co. Ltd. (Electronics)                          44,000              5,267,094
    NTT DoCoMo (Telecommunications)                                         754             18,590,834
    Shionogi & Co., Ltd. (Pharmaceuticals)                              355,000              6,930,798
    Sky Perfect Communications (Broadcasting)*                              286                526,911
    Sony Corp. (Electronics)                                             95,600              7,640,990
    Sumitomo Electric Industries (Wire & Cable Products)                345,000              6,371,907
    Tokyo Broadcasting System, Inc. (Entertainment)                     286,000             11,193,584
                                                                                          ------------
                                                                                          $113,285,272
------------------------------------------------------------------------------------------------------
  Mexico - 0.9%
    Grupo Television S.A. de C.V., GDR (Entertainment)*                 134,760           $  7,293,885
------------------------------------------------------------------------------------------------------
  Netherlands - 6.1%
    Akzo Nobel N.V. (Chemicals)                                         376,000           $ 17,116,287
    ING Groep N.V. (Financial Services)*                                105,492              7,243,149
    KPN N.V. (Telecommunications)*                                      228,155              4,620,983
    Libertel N.V. (Cellular Telecommunications)*                        295,277              3,845,829
    Philips Electronics N.V. (Electronics)*                             223,194              8,770,196
    Royal Dutch Petroleum Co. (Oils)                                    156,420              9,275,969
                                                                                          ------------
                                                                                          $ 50,872,413
------------------------------------------------------------------------------------------------------
  Norway - 0.3%
    Schibsted ASA (Publishing)                                          181,530           $  2,759,945
------------------------------------------------------------------------------------------------------
  Portugal - 0.4%
    Telecel - Comunicacoes Pessoais, S.A
      (Cellular Phones)*                                                306,380           $  3,358,729
------------------------------------------------------------------------------------------------------
  Singapore - 2.4%
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                  2,259,332           $ 10,937,648
    Overseas-Chinese Banking Corp. Ltd. (Banks and
      Credit Cos.)                                                      809,000              5,160,497
    Singapore Press Holdings Ltd. (Printing and
      Publishing)                                                       256,000              3,659,642
                                                                                          ------------
                                                                                          $ 19,757,787
------------------------------------------------------------------------------------------------------
  Spain - 0.5%
    Repsol S.A. (Oils)                                                  278,780           $  4,428,121
------------------------------------------------------------------------------------------------------
  Sweden - 1.4%
    NetCom AB (Telecommunications)*                                      12,230           $    574,316
    Saab AB, "B" (Aerospace)                                          1,643,859             11,192,456
                                                                                          ------------
                                                                                          $ 11,766,772
------------------------------------------------------------------------------------------------------
  Switzerland - 2.0%
    Novartis AG (Medical and Health Products)                             9,100           $ 13,808,747
    Synthes-Stratec, Inc. (Medical and Health Products)*                  4,258              2,720,862
                                                                                          ------------
                                                                                          $ 16,529,609
------------------------------------------------------------------------------------------------------
  United Kingdom - 12.9%
    AstraZeneca Group PLC (Medical and Health Products)                 203,384           $  9,611,932
    BP Amoco PLC (Oils)*                                                909,590              7,712,729
    BP Amoco PLC, ADR (Oils)                                             11,020                561,331
    Capital Radio PLC (Broadcasting)                                    147,480              3,187,845
    Carlton Communications PLC (Broadcasting)*                          619,390              4,986,950
    CGNU PLC (Insurance)*                                               430,973              5,764,463
    Diageo PLC (Food and Beverage Products)*                          1,220,964             11,522,004
    HSBC Holdings PLC (Banks and Credit Cos.)*                          621,297              8,850,924
    NDS Group PLC, ADR (Internet)*                                        9,840                738,000
    Next PLC (Retail)                                                   644,640              6,410,658
    Reckitt Benckiser PLC (Consumer Goods and Services)                 529,430              6,958,484
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                 467,484             10,491,436
    Standard Chartered PLC (Banks and Credit Cos.)*                     597,318              8,613,305
    Vodafone Airtouch PLC (Telecommunications)*                       5,237,535             21,787,541
                                                                                          ------------
                                                                                          $107,197,602
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $474,389,512
------------------------------------------------------------------------------------------------------
U.S. Stocks - 37.5%
  Business Machines - 2.0%
    Hewlett-Packard Co.                                                 122,680           $  5,696,952
    International Business Machines Corp.                               112,230             11,054,655
                                                                                          ------------
                                                                                          $ 16,751,607
------------------------------------------------------------------------------------------------------
  Business Services - 0.9%
    Fedex Corp.*                                                        130,400              6,110,544
    United Parcel Service, Inc.                                          17,640              1,071,630
                                                                                          ------------
                                                                                          $  7,182,174
------------------------------------------------------------------------------------------------------
  Computer Services - 1.2%
    Computer Sciences Corp.*                                            162,590           $ 10,243,170
------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.6%
    Compaq Computer Corp.                                               444,750           $ 13,524,848
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.0%
    Computer Associates International, Inc.                             251,040           $  8,001,900
------------------------------------------------------------------------------------------------------
  Consumer Products - 2.8%
    BJ's Wholesale Club, Inc.*                                          313,900           $ 10,339,081
    CVS Corp.                                                           241,900             12,805,581
                                                                                          ------------
                                                                                          $ 23,144,662
------------------------------------------------------------------------------------------------------
  Entertainment - 2.0%
    Disney (Walt) Co.                                                   275,370           $  9,861,688
    Time Warner, Inc.                                                    90,880              6,898,701
                                                                                          ------------
                                                                                          $ 16,760,389
------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Keebler Foods Co.                                                   203,300           $  8,233,650
------------------------------------------------------------------------------------------------------
  Insurance - 6.2%
    CIGNA Corp.                                                          80,010           $  9,757,220
    Hartford Financial Services Group, Inc.                             118,650              8,832,009
    Marsh & McLennan Cos., Inc.                                          57,050              7,459,288
    MetLife, Inc.*                                                      492,290             13,599,511
    St. Paul Cos., Inc.                                                 232,800             11,931,000
                                                                                          ------------
                                                                                          $ 51,579,028
------------------------------------------------------------------------------------------------------
  Machinery - 1.8%
    Deere & Co., Inc.                                                   232,930           $  8,574,736
    Ingersoll Rand Co.                                                  163,890              6,186,847
                                                                                          ------------
                                                                                          $ 14,761,583
------------------------------------------------------------------------------------------------------
  Oils - 4.4%
    Apache Corp.                                                         66,800           $  3,694,875
    Coastal Corp.                                                        52,700              3,975,556
    Conoco, Inc., "A"                                                   428,830             11,069,175
    EOG Resources, Inc.                                                 200,600              7,898,625
    Halliburton Co.                                                     131,490              4,873,348
    Santa Fe International Corp.                                        140,940              5,144,310
                                                                                          ------------
                                                                                          $ 36,655,889
------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 3.1%
    American Home Products Corp.                                        171,460           $ 10,887,710
    Pfizer, Inc.                                                        198,970              8,593,017
    Pharmacia Corp.                                                     107,490              5,911,950
                                                                                          ------------
                                                                                          $ 25,392,677
------------------------------------------------------------------------------------------------------
  Supermarkets - 1.3%
    Safeway, Inc.*                                                      189,330           $ 10,353,984
------------------------------------------------------------------------------------------------------
  Telecommunications - 4.3%
    Corning, Inc.                                                        73,740           $  5,641,110
    NTL, Inc.*                                                          199,922              8,784,073
    Tellabs, Inc.*                                                      126,700              6,327,081
    Time Warner Telecom, Inc.*                                           62,740              3,740,873
    Verizon Communications                                              199,172             11,514,631
                                                                                          ------------
                                                                                          $ 36,007,768
------------------------------------------------------------------------------------------------------
  Telecom - Wire Less - 2.3%
    BroadWing, Inc.*                                                    132,220           $  3,735,215
    Sprint Corp. (PCS Group)*                                           341,030             13,001,769
    Voicestream Wireless Corp.*                                          18,500              2,432,750
                                                                                          ------------
                                                                                          $ 19,169,734
------------------------------------------------------------------------------------------------------
  Transportation - 1.6%
    Boeing Co.                                                          202,360           $ 13,722,537
------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $311,485,600
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $701,875,477)                                              $785,875,112
------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.3%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 11/01/00                       $     227           $    227,000
    Associates Corp. of North America, due 11/01/00                       4,560              4,560,000
    Chase Nassau Time Deposit, due 11/01/00                                 327                327,000
    Ford Motor Credit Corp., due 11/01/00 - 11/07/00                     19,447             19,441,571
    General Electric Capital Corp., due 11/01/00                          6,312              6,312,000
    General Motors Acceptance Corp., due 11/01/00                         5,103              5,103,000
    Prudential Funding Corp., due 11/01/00                                  584                584,000
    Salomon Smith Barney Holdings, Inc., due 11/01/00                       128                128,000
    UBS Finance Inc., due 11/01/00                                       16,009             16,009,000
------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                           $ 52,691,571
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $754,567,048)                                         $838,566,683

Other Assets, Less Liabilities - (0.8)%                                                     (6,663,037)
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $831,903,646
------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
OCTOBER 31, 2000
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $754,567,048)            $838,566,683
  Investments of cash collateral for securities loaned, at
    identified cost and value                                        45,587,643
  Cash                                                                    4,457
  Foreign currency, at value (identified cost, $8,761)                    9,165
  Receivable for fund shares sold                                     3,586,376
  Receivable for investments sold                                     2,330,421
  Dividends and interest receivable                                   1,113,528
  Other assets                                                            6,539
                                                                   ------------
      Total assets                                                 $891,204,812
                                                                   ------------
Liabilities:
  Payable for fund shares reacquired                               $  1,333,486
  Payable for investments purchased                                  11,941,185
  Collateral for securities loaned, at value                         45,587,643
  Payable to affiliates -
    Management fee                                                       21,439
    Shareholder servicing agent fee                                       2,236
    Distribution and service fee                                         13,683
    Administrative fee                                                      399
  Accrued expenses and other liabilities                                401,095
                                                                   ------------
      Total liabilities                                            $ 59,301,166
                                                                   ------------
Net assets                                                         $831,903,646
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $699,138,369
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     83,929,514
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                    48,918,885
  Accumulated net investment loss                                       (83,122)
                                                                   ------------
      Total                                                        $831,903,646
                                                                   ============
Shares of beneficial interest outstanding                            36,668,074
                                                                   ============
Class A shares:
  Net asset value per share
    (net assets of $450,480,958 / 19,689,216 shares of
     beneficial interest outstanding)                                 $22.88
                                                                      ======
  Offering price per share (100 / 94.25 of net asset value
     per share)                                                       $24.28
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $301,815,636 / 13,399,510 shares of
     beneficial interest outstanding)                                 $22.52
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $56,754,789 / 2,560,564 shares of
     beneficial interest outstanding)                                 $22.16
                                                                      ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $2,312,344 / 100,380 shares of
     beneficial interest outstanding)                                 $23.04
                                                                      ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $20,539,919 / 918,404 shares of
     beneficial interest outstanding)                                 $22.36
                                                                      ======
  Offering price per share (100 / 97 of net asset
    value per share)                                                  $23.05
                                                                      ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Operations
------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31, 2000
------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                                  $14,014,883
    Interest                                                                     2,488,336
    Foreign taxes withheld                                                      (1,070,056)
                                                                               -----------
      Total investment income                                                  $15,433,163
                                                                               -----------
  Expenses -
    Management fee                                                             $ 8,409,257
    Trustees' compensation                                                          44,105
    Shareholder servicing agent fee                                                841,018
    Distribution and service fee (Class A)                                       1,121,265
    Distribution and service fee (Class B)                                       3,247,247
    Distribution and service fee (Class C)                                         551,123
    Distribution and service fee (Class J)                                         107,077
    Administrative fee                                                             122,670
    Custodian fee                                                                  630,953
    Printing                                                                        87,326
    Postage                                                                        135,322
    Auditing fees                                                                   34,448
    Legal fees                                                                      30,460
    Miscellaneous                                                                  677,053
                                                                               -----------
      Total expenses                                                           $16,039,324
    Fees paid indirectly                                                           (73,619)
                                                                               -----------
      Net expenses                                                             $15,965,705
                                                                               -----------
        Net investment loss                                                    $  (532,542)
                                                                               -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $75,116,536
    Foreign currency transactions                                                 (174,077)
                                                                               -----------
      Net realized gain on investments and foreign currency transactions       $74,942,459
                                                                               -----------
  Change in unrealized depreciation -
    Investments                                                                $(3,337,784)
    Translation of assets and liabilities in foreign currencies                    (63,567)
                                                                               -----------
      Net unrealized loss on investments and foreign currency translation      $(3,401,351)
                                                                               -----------
        Net realized and unrealized gain on investments and foreign
          currency                                                             $71,541,108
                                                                               -----------
          Increase in net assets from operations                               $71,008,566
                                                                               ===========

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                                 2000               1999
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $   (532,542)      $ (2,511,114)
  Net realized gain on investments and foreign currency
    transactions                                                 74,942,459         90,716,444
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         (3,401,351)         5,150,895
                                                               ------------       ------------
    Increase in net assets from operations                     $ 71,008,566       $ 93,356,225
                                                               ------------       ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                             (32,586,148)       (13,250,121)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (22,543,774)       (12,904,747)
  From net realized gain on investments and foreign
    currency transactions (Class C)                              (3,859,326)        (1,483,607)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (68,983)           (30,531)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                (122,290)              --
                                                               ------------       ------------
    Total distributions declared to shareholders               $(59,180,521)      $(27,669,006)
                                                               ------------       ------------
Net increase in net assets from fund share transactions        $ 99,063,564       $ 77,262,844
                                                               ------------       ------------
      Total increase in net assets                             $110,891,609       $142,950,063
Net assets:
  At beginning of period                                        721,012,037        578,061,974
                                                               ------------       ------------
  At end of period (including accumulated distributions in
    excess of net investment income of $83,122 and $73,181,
    respectively)                                              $831,903,646       $721,012,037
                                                               ============       ============

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000            1999            1998            1997            1996
-------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $22.50          $20.35          $20.09          $18.45          $16.68
                                                         ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income                                                                                                       $
                                                         $ 0.07            --            $ 0.06          $ 0.08          $ 0.07
  Net realized and unrealized gain on
    investments and foreign currency                       2.24            3.14            1.35            3.49            2.60
                                                         ------          ------          ------          ------          ------
      Total from investment operations                   $ 2.31          $ 3.14          $ 1.41          $ 3.57          $ 2.67
                                                         ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                             $ --            $ --            $(0.11)         $ --            $ --
  From net realized gain on investments
    and foreign currency transactions                     (1.93)          (0.99)          (1.04)          (1.93)          (0.90)
                                                         ------          ------          ------          ------          ------
      Total distributions declared to
        shareholders                                     $(1.93)         $(0.99)         $(1.15)         $(1.93)         $(0.90)
                                                         ------          ------          ------          ------          ------
Net asset value - end of period                          $22.88          $22.50          $20.35          $20.09          $18.45
                                                         ======          ======          ======          ======          ======
Total return(+)                                           10.39%          15.82%           7.46%          20.81%          16.72%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.55%           1.59%           1.60%           1.63%           1.65%
  Net investment income                                    0.28%           0.00%           0.28%           0.42%           0.38%
Portfolio turnover                                           84%             92%             64%             65%             83%
Net assets at end of period (000 Omitted)              $450,481        $384,436        $280,454        $167,390         $94,909

  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000            1999            1998            1997            1996
-------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $22.17          $20.21          $19.97          $18.36          $16.55
                                                         ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                    $(0.11)         $(0.09)         $(0.11)         $(0.07)         $(0.08)
  Net realized and unrealized gain on
    investments and foreign currency                       2.21            3.04            1.39            3.46            2.60
                                                         ------          ------          ------          ------          ------
      Total from investment operations                   $ 2.10          $ 2.95          $ 1.28          $ 3.39          $ 2.52
                                                         ------          ------          ------          ------          ------
Less distributions declared to
  shareholders from net realized gain on
  investments and foreign currency
  transactions                                           $(1.75)         $(0.99)         $(1.04)         $(1.78)         $(0.71)
                                                         ------          ------          ------          ------          ------
Net asset value - end of period                          $22.52          $22.17          $20.21          $19.97          $18.36
                                                         ======          ======          ======          ======          ======
Total return                                               9.60%          14.90%           6.75%          19.74%          15.75%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.30%           2.34%           2.35%           2.39%           2.45%
  Net investment loss                                     (0.46)%         (0.76)%         (0.51)%         (0.36)%         (0.44)%
Portfolio turnover                                           84%             92%             64%             65%             83%
Net assets at end of period (000 Omitted)              $301,816        $287,700        $267,886        $253,354        $182,139

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED OCTOBER 31,                                     2000            1999            1998            1997            1996
-------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS C
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $21.89          $19.97          $19.78          $18.24          $16.53
                                                         ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment loss                                    $(0.11)         $(0.16)         $(0.10)         $(0.06)         $(0.06)
  Net realized and unrealized gain on
    investments and foreign currency                       2.18            3.07            1.34            3.44            2.57
                                                         ------          ------          ------          ------          ------
      Total from investment operations                   $ 2.07          $ 2.91          $ 1.24          $ 3.38          $ 2.51
                                                         ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                             $ --            $ --            $(0.01)         $ --            $ --
  From net realized gain on investments and
    foreign currency transactions                         (1.80)          (0.99)          (1.04)          (1.84)          (0.80)
                                                         ------          ------          ------          ------          ------
      Total distributions declared to
        shareholders                                     $(1.80)         $(0.99)         $(1.05)         $(1.84)         $(0.80)
                                                         ------          ------          ------          ------          ------
Net asset value - end of period                          $22.16          $21.89          $19.97          $19.78          $18.24
                                                         ======          ======          ======          ======          ======
Total return                                               9.62%          14.88%           6.64%          19.86%          15.82%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               2.30%           2.34%           2.35%           2.36%           2.39%
  Net investment loss                                     (0.47)%         (0.76)%         (0.50)%         (0.33)%         (0.34)%
Portfolio turnover                                           84%             92%             64%             65%             83%
Net assets at end of period (000 Omitted)               $56,755         $47,335         $29,123         $16,658          $7,503

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCTOBER 31,           PERIOD ENDED
                                                        ---------------------------------------     OCTOBER 31,
                                                           2000            1999            1998           1997*
---------------------------------------------------------------------------------------------------------------
                                                        CLASS I
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                    $22.63          $20.42          $20.14          $17.57
                                                         ------          ------          ------          ------
Income from investment operations# -
  Net investment income                                  $ 0.10          $ 0.06          $ 0.11          $ 0.13
  Net realized and unrealized gain on investments
    and foreign currency                                   2.28            3.14            1.37            2.44
                                                         ------          ------          ------          ------
      Total from investment operations                   $ 2.38          $ 3.20          $ 1.48          $ 2.57
                                                         ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income                             $ --            $ --            $(0.16)         $ --
  From net realized gain on investments and
    foreign currency transactions                         (1.97)          (0.99)          (1.04)           --
                                                         ------          ------          ------          ------
      Total distributions declared to                                                                         $
        shareholders
                                                         $(1.97)         $(0.99)         $(1.20)           --
                                                         ------          ------          ------          ------
Net asset value - end of period                          $23.04          $22.63          $20.42          $20.14
                                                         ======          ======          ======          ======
Total return                                              10.73%          16.02%           7.78%          14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.30%           1.34%           1.35%           1.38%+
  Net investment income                                    0.41%           0.26%           0.51%           0.77%+
Portfolio turnover                                           84%             92%             64%             65%
Net assets at end of period (000 Omitted)                $2,312            $817            $599            $472

 * For the period from the inception of Class I shares, January 2, 1997, through October 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED         PERIOD ENDED
                                                              OCTOBER 31, 2000    OCTOBER 31, 1999*
---------------------------------------------------------------------------------------------------
                                                                       CLASS J
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                    $22.21              $22.58
                                                                         ------              ------
Income from investment operations# -
  Net investment loss                                                    $(0.06)             $(0.10)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                       2.19               (0.27)
                                                                         ------              ------
      Total from investment operations                                   $ 2.13              $(0.37)
                                                                         ------              ------
Less distributions declared to shareholders from net realized
  gain on investments and foreign currency transactions                  $(1.98)             $ --
                                                                         ------              ------
Net asset value - end of period                                          $22.36              $22.21
                                                                         ======              ======
Total return(+)                                                            9.55%              (1.55)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                               2.25%               2.37%+
  Net investment loss                                                     (0.27)%             (1.34)%+
Portfolio turnover                                                           84%                 92%
Net assets at end of period (000 Omitted)                               $20,540                $724

  * For the period from the inception of Class J shares, July 7, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

At October 31, 2000, the value of securities loaned was $45,164,687. These loans were collateralized by U.S. Treasury securities of $1,195,757 and cash of $45,587,643, which was invested in the following short-term obligations:

                                                                        PRINCIPAL         AMORTIZED COST
                                                                           AMOUNT              AND VALUE
--------------------------------------------------------------------------------------------------------
Deutsche Bank AG, 6.48%, due 1/12/01                                  $ 1,499,859            $ 1,499,859
Salomon Smith Barney, Inc., 6.63%, due 11/01/00                        25,000,249             25,000,249
Salomon Smith Barney, Inc., 6.64%, due 11/01/00                        19,087,535             19,087,535
                                                                                             -----------
Total investments of cash collateral for securities loaned                                   $45,587,643
                                                                                             ===========

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is calculated as a percentage of the fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended October 31, 2000, accumulated net investment loss decreased by $522,601, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $25,207,090, and paid-in capital increased by $24,684,489 due to differences between book and tax accounting for foreign currency transactions and equalization. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average net assets                                   1.00%
Average net assets in excess of $1 billion                               0.85%

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $12,530 for the year ended October 31, 2000.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $158,296 for the year ended October 31, 2000, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, and a distribution fee to MFD of up to 0.10% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $51,074 for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.10% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $32,293 and $747 for Class B and Class C shares, respectively, for the year ended October 31, 2000. Fees incurred under the distribution plan during the year ended October 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.70% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class J shares. Class J shares are available for distribution through The Fuji Bank, Ltd. ("Fuji Bank") and its network of financial intermediaries. Fuji Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Fuji Bank all of the service fee and all of the distribution fee attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the funds average daily net assets attributable to Class J shares is paid to Fuji Bank to cover its services as the fund's agent securities company. Fees incurred under the distribution plan during the year ended October 31, 2000, were 0.95% of average daily net assets attributable to Class J shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 2000, were $18,100, $353,012, and $8,310 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $712,357,538 and $673,707,617, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $755,921,553
                                                                   ------------
Gross unrealized appreciation                                      $133,491,823
Gross unrealized depreciation                                       (50,846,693)
                                                                   ------------
    Net unrealized appreciation                                    $ 82,645,130
                                                                   ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                   YEAR ENDED OCTOBER 31, 2000                     YEAR ENDED OCTOBER 31, 1999
                           -----------------------------------           -------------------------------------
                                SHARES                  AMOUNT                SHARES                    AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                 20,233,003           $ 479,520,188            63,109,043           $ 1,369,325,357
Shares issued to
  shareholders in
  reinvestment of
  distributions              1,381,062              31,331,723               642,440                13,367,581
Shares reacquired          (19,007,594)           (452,337,143)          (60,450,001)           (1,314,372,776)
                           -----------           -------------           -----------           ---------------
    Net increase             2,606,471           $  58,514,768             3,301,482           $    68,320,162
                           ===========           =============           ===========           ===============

Class B shares
                                   YEAR ENDED OCTOBER 31, 2000                     YEAR ENDED OCTOBER 31, 1999
                           -----------------------------------           -------------------------------------
                                SHARES                  AMOUNT                SHARES                    AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                  3,655,493           $  85,008,218             4,761,616           $   102,673,871
Shares issued to
  shareholders in
  reinvestment of
  distributions                921,996              20,707,480               584,724                12,010,215
Shares reacquired           (4,153,265)            (96,525,404)           (5,627,951)             (121,304,803)
                           -----------           -------------           -----------           ---------------
    Net increase (decrease)    424,224           $   9,190,294              (281,611)          $    (6,620,717)
                           ===========           =============           ===========           ===============

Class C shares
                                   YEAR ENDED OCTOBER 31, 2000                     YEAR ENDED OCTOBER 31, 1999
                           -----------------------------------           -------------------------------------
                                SHARES                  AMOUNT                SHARES                    AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                  1,879,893           $  43,109,511             3,608,010           $    76,600,971
Shares issued to
  shareholders in
  reinvestment of
  distributions                155,064               3,426,910                63,158                 1,280,840
Shares reacquired           (1,637,241)            (37,729,975)           (2,966,772)              (63,177,836)
                           -----------           -------------           -----------           ---------------
    Net increase               397,716           $   8,806,446               704,396           $    14,703,975
                           ===========           =============           ===========           ===============

Class I shares
                                   YEAR ENDED OCTOBER 31, 2000                     YEAR ENDED OCTOBER 31, 1999
                           -----------------------------------           -------------------------------------
                                SHARES                  AMOUNT                SHARES                    AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                    185,057           $   4,417,607                12,469           $       272,774
Shares issued to
  shareholders in
  reinvestment of
  distributions                  3,029                  68,976                 1,469                    30,528
Shares reacquired             (123,810)             (2,969,159)               (7,198)                 (161,537)
                           -----------           -------------           -----------           ---------------
    Net increase                64,276           $   1,517,424                 6,740           $       141,765
                           ===========           =============           ===========           ===============

Class J shares
                                   YEAR ENDED OCTOBER 31, 2000                  PERIOD ENDED OCTOBER 31, 1999*
                           -----------------------------------           -------------------------------------
                                SHARES                  AMOUNT                SHARES                    AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                    966,052           $  22,910,731                32,609           $       717,659
Shares reacquired              (80,257)             (1,876,099)                 --                        --
                           -----------           -------------           -----------           ---------------
    Net increase               885,795           $  21,034,632                32,609           $       717,659
                           ===========           =============           ===========           ===============

* For the period from the inception of Class J shares, July 7, 1999, through October 31, 1999.

(6) Line of Credit
The fund and other affiliated funds participate in 1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended October 31, 2000, was $7,008. The fund had no borrowings during the year.

REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VI and Shareholders of MFS Global Equity
Fund:

We have audited the accompanying statement of assets and liabilities of MFS Global Equity Fund (the fund), including the schedule of portfolio investments, as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the two years in the period then ended October 31, 1997, were audited by other auditors whose report dated December 5, 1997 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Global Equity Fund at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                          /s/ Ernst & Young LLP

Boston, Massachusetts
December 8, 2000

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

   THE FUND HAS DESIGNATED $60,624,908 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED OCTOBER 31, 2000.

   FOR THE YEAR ENDED OCTOBER 31, 2000, INCOME FROM FOREIGN SOURCES WAS $1,070,056, AND THE FUND DESIGNATED A FOREIGN TAX CREDIT OF $1,028,703.

--------------------------------------------------------------------------------

MFS(R) Global Equity Fund

TRUSTEES                                                    ASSISTANT TREASURERS
Marshall N. Cohan - Private Investor                        Mark E. Bradley*
                                                            Robert R. Flaherty*
Lawrence H. Cohn, M.D. - Chief of Cardiac                   Laura F. Healy*
Surgery, Brigham and Women's Hospital;                      Ellen Moynihan*
Professor of Surgery, Harvard Medical School
                                                            SECRETARY
The Hon. Sir J. David Gibbons, KBE - Chief                  Stephen E. Cavan*
Executive Officer, Edmund Gibbons Ltd.;
Chairman, Colonial Insurance Company, Ltd.                  ASSISTANT SECRETARY
                                                            James R. Bordewick, Jr.*
Abby M. O'Neill - Private Investor
                                                            CUSTODIAN
Walter E. Robb, III - President and Treasurer,              State Street Bank and Trust Company
Benchmark Advisors, Inc. (corporate financial
consultants); President, Benchmark Consulting               AUDITORS
Group, Inc. (office services)                               Ernst & Young LLP

Arnold D. Scott* - Senior Executive                         INVESTOR INFORMATION
Vice President, Director, and Secretary,                    For information on MFS mutual funds, call your
MFS Investment Management                                   investment professional or, for an information
                                                            kit, call toll free: 1-800-637-2929 any
Jeffrey L. Shames* - Chairman and Chief                     business day from 9 a.m. to 5 p.m. Eastern time
Executive Officer, MFS Investment Management                (or leave a message anytime).

J. Dale Sherratt - President, Insight                       INVESTOR SERVICE
Resources, Inc. (acquisition planning                       MFS Service Center, Inc.
specialists)                                                P.O. Box 2281
                                                            Boston, MA 02107-9906
Ward Smith - Former Chairman (until 1994),
NACCO Industries (holding company)                          For general information, call toll free:
                                                            1-800-225-2606 any business day from
INVESTMENT ADVISER                                          8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                         For service to speech- or hearing-impaired,
Boston, MA 02116-3741                                       call toll free: 1-800-637-6576 any business day
                                                            from 9 a.m. to 5 p.m. Eastern time. (To use
DISTRIBUTOR                                                 this service, your phone must be equipped with
MFS Fund Distributors, Inc.                                 a Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                       For share prices, account balances, exchanges,
                                                            or stock and bond outlooks, call toll free:
CHAIRMAN AND PRESIDENT                                      1-800-MFS-TALK (1-800-637-8255) anytime from a
Jeffrey L. Shames*                                          touch-tone telephone.

PORTFOLIO MANAGER                                           WORLD WIDE WEB
David R. Mannheim*                                          www.mfs.com

TREASURER
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL EQUITY FUND                                           ------------
                                                                      PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
  We invented the mutual fund(R)                                    ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2000 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                              MWE-2  12/00  115M  04/204/304/804